Liability in Respect of Government Grants	12 Months Ended
Dec. 31, 2019
Liability in Respect of Government Grants [Abstract]
Liability in respect of government grants

Note 10 – Liability in respect of government grants

	2018	2019
	Thousands USD	Thousands USD
Balance as of January 1	1,171	1,445
Amounts received during the year	121	121
Payment of royalties	(70)	(185)
Amounts recognized as an offset from research and development expenses	(42)	(49)
Revaluation of the liability	265	(57)
Balance as of December 31	1,445	1,275

Current maturities in respect of government grants	550	231

Long term liability in respect of government grants	895	1,044

During the years 2014 to 2019, Nano-Technologies received several approvals from the Innovation Authority, to finance development projects in an aggregated amount of up to $4,450,000, while the Innovation Authority share of financing the aforesaid amount was in a range of 30% to 50% of expenditures. The Group’s total commitment for payment of royalties with respect to future sales, based on grants received or accrued less royalties already paid, is approximately $1,547,000 as of December 31, 2019. In consideration, Nano-Technologies undertook to pay the Innovation Authority royalties in the rate of 3% of the future sales up to the amount of the grants received. On the date on which the grants were received, the Group recognized a liability using a discount rate ranging between 19% to 30%.